Exhibit 99.1
Doximity Announces Fiscal 2023 Third Quarter Financial Results
Total revenues of $115.3 million, up 18% year-over-year
Operating cash flow of $48.7 million, up 78% year-over-year
Free cash flow of $47.5 million, up 85% year-over-year

SAN FRANCISCO, Calif., February 9, 2023 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2023 third quarter ended December 31, 2022.
“Our clinical workflow tools saw record use last quarter, including our telehealth platform which served 375,000 unique active clinicians,” said Jeff Tangney, co-founder and CEO at Doximity. “We’re proud to help more physicians be more mobile and more productive than ever before.”
Fiscal 2023 Third Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended December 31, 2021.
•Revenue: Revenue of $115.3 million, versus $97.9 million, an increase of 18% year-over-year.
•Net income and non-GAAP net income: Net income of $33.5 million, versus $55.6 million, representing a margin of 29.0%, versus 56.9%. Non-GAAP net income of $45.8 million, versus $63.6 million, representing a margin of 39.7%, versus 65.0%.
•Adjusted EBITDA: Adjusted EBITDA of $55.5 million, versus $47.0 million, an increase of 18% year-over-year, representing adjusted EBITDA margins of 48.2%, versus 48.0%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.16, versus $0.26, while non-GAAP diluted net income per share was $0.22, versus $0.29.
•Operating cash flow and free cash flow: Operating cash flow of $48.7 million, versus $27.3 million, an increase of 78% year-over-year, and free cash flow of $47.5 million, versus $25.6 million, an increase of 85% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal fourth quarter ending March 31, 2023 as follows:
•Revenue between $109.6 million and $110.6 million.
•Adjusted EBITDA between $45.2 million and $46.2 million.
Doximity is adjusting its guidance for its fiscal year ending March 31, 2023 as follows:
•Revenue between $417.7 million and $418.7 million.
•Adjusted EBITDA between $180.2 million and $181.2 million.
Doximity is providing preliminary guidance for its fiscal year ending March 31, 2024 as follows:
•Revenue of greater than $500 million.
•Adjusted EBITDA margin of 43% or greater.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The Company's network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients. For more information, visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the Annual Report on Form 10-K that was filed with the SEC on May 27, 2022. Additional information will be provided in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2022	March 31, 2022
Assets
Current assets:
Cash and cash equivalents	$136,454	$112,809
Marketable securities	664,511	685,304
Accounts receivable, net	74,862	81,073
Prepaid expenses and other current assets	17,120	19,439
Deferred contract costs, current	5,572	5,512
Total current assets	898,519	904,137
Property and equipment, net	11,519	8,488
Deferred income tax assets	40,338	48,558
Operating lease right-of-use assets	14,357	1,087
Intangible assets, net	33,034	7,909
Goodwill	67,940	18,915
Other assets	1,380	2,263
Total assets	$1,067,087	$991,357
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,604	$463
Accrued expenses and other current liabilities	33,151	25,270
Deferred revenue, current	69,671	84,907
Operating lease liabilities, current	1,458	642
Total current liabilities	105,884	111,282
Deferred revenue, non-current	140	78
Operating lease liabilities, non-current	14,181	447
Contingent earn-out consideration liability, non-current	15,625	—
Other liabilities, non-current	1,083	956
Total liabilities	136,913	112,763
Stockholders' Equity
Preferred stock	—	—
Common stock	193	192
Additional paid-in capital	745,506	702,589
Accumulated other comprehensive loss	(18,742)	(15,294)
Retained earnings	203,217	191,107
Total stockholders' equity	930,174	878,594
Total liabilities and stockholders’ equity	$1,067,087	$991,357

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
Revenue	$115,262	$97,876	$308,086	$249,895
Cost of revenue(1)	13,526	11,085	39,813	28,022
Gross profit	101,736	86,791	268,273	221,873
Operating expenses(1):
Research and development	20,519	16,225	58,645	44,926
Sales and marketing	33,220	25,698	90,375	66,230
General and administrative	9,513	9,079	26,986	25,102
Total operating expenses	63,252	51,002	176,006	136,258
Income from operations	38,484	35,789	92,267	85,615
Other income, net	2,461	20	4,173	485
Income before income taxes	40,945	35,809	96,440	86,100
Provision for (benefit from) income taxes	7,477	(19,838)	14,290	(31,957)
Net income	$33,468	$55,647	$82,150	$118,057
Undistributed earnings attributable to participating securities	—	—	—	(21,866)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$33,468	$55,647	$82,150	$96,191
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.17	$0.30	$0.43	$0.62
Diluted	$0.16	$0.26	$0.38	$0.53
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	192,805	188,372	192,963	154,289
Diluted	212,065	216,396	213,656	182,905
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
Cost of revenue	$2,695	$1,912	$7,209	$2,973
Research and development	4,002	2,035	9,416	4,864
Sales and marketing	4,856	2,681	11,912	5,575
General and administrative	2,431	3,206	6,306	8,221
Total stock-based compensation expense	$13,984	$9,834	$34,843	$21,633

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net income	$33,468	$55,647	$82,150	$118,057
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,616	1,361	7,575	3,672
Deferred income taxes	9,287	(31,972)	9,392	(31,972)
Stock-based compensation, net of amounts capitalized	13,984	9,834	34,843	21,633
Non-cash lease expense	538	288	1,490	857
Amortization of premium on marketable securities, net	471	1,302	3,144	2,863
Loss on sale of marketable securities	593	595	1,093	525
Amortization of deferred contract costs	1,518	1,710	6,357	7,366
Other	790	(73)	797	120
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	3,997	(14,021)	6,191	(19,579)
Prepaid expenses and other assets	(1,727)	10,722	1,924	(7,003)
Deferred contract costs	(4,067)	(3,697)	(6,409)	(6,672)
Accounts payable, accrued expenses and other liabilities	7,197	8,872	2,723	8,093
Deferred revenue	(19,970)	(13,111)	(18,098)	(17,538)
Operating lease liabilities	2	(173)	(209)	(811)
Net cash provided by operating activities	48,697	27,284	132,963	79,611
Cash flows from investing activities
Cash paid for acquisition	—	—	(53,500)	—
Purchases of property and equipment	(204)	(611)	(1,680)	(852)
Internal-use software development costs	(1,012)	(1,065)	(3,478)	(2,736)
Purchases of marketable securities	(39,080)	(115,772)	(130,257)	(1,271,915)
Maturities of marketable securities	10,576	6,066	35,014	41,617
Sales of marketable securities	43,024	85,862	107,182	616,938
Net cash provided by (used in) investing activities	13,304	(25,520)	(46,719)	(616,948)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	—	—	553,905
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	1,871	4,174	7,455	9,234
Proceeds from issuance of common stock in connection with the employee stock purchase plan	—	—	2,341	—
Taxes paid related to net share settlement of equity awards	(1,092)	(380)	(2,353)	(436)
Repurchase of common stock	—	—	(70,042)	(2,698)
Payments of deferred offering costs	—	—	—	(3,982)
Net cash provided by (used in) financing activities	779	3,794	(62,599)	556,023
Net increase in cash and cash equivalents	62,780	5,558	23,645	18,686
Cash and cash equivalents, beginning of period	73,674	79,521	112,809	66,393
Cash and cash equivalents, end of period	$136,454	$85,079	$136,454	$85,079

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics1
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000: The number of customers with TTM subscription revenue greater than $100,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.
1 The metric excludes the impact of the AMiON acquisition, which closed on April 1, 2022, including customers of, and subscription revenue generated from, the AMiON on-call scheduling and messaging application and was immaterial to the periods presented.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except percentages)
Net income	$33,468	$55,647	$82,150	$118,057
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	30	—
Stock-based compensation	13,984	9,834	34,843	21,633
Depreciation and amortization	2,616	1,361	7,575	3,672
Provision for (benefit from) income taxes	7,477	(19,838)	14,290	(31,957)
Change in fair value of contingent earn-out consideration liability	417	—	323	—
Other income, net	(2,461)	(20)	(4,173)	(485)
Adjusted EBITDA	$55,501	$46,984	$135,038	$110,920

Revenue	$115,262	$97,876	$308,086	$249,895
Net income margin	29.0%	56.9%	26.7%	47.2%
Adjusted EBITDA margin	48.2%	48.0%	43.8%	44.4%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$48,697	$27,284	$132,963	$79,611
Purchases of property and equipment	(204)	(611)	(1,680)	(852)
Internal-use software development costs	(1,012)	(1,065)	(3,478)	(2,736)
Free cash flow	$47,481	$25,608	$127,805	$76,023
Other cash flow components:
Net cash provided by (used in) investing activities	$13,304	$(25,520)	$(46,719)	$(616,948)
Net cash provided by (used in) financing activities	$779	$3,794	$(62,599)	$556,023

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$13,526	$11,085	$39,813	$28,022
Adjusted to exclude the following:
Stock-based compensation	(2,695)	(1,912)	(7,209)	(2,973)
Amortization of acquired intangibles	(137)	—	(410)	—
Non-GAAP cost of revenue	$10,694	$9,173	$32,194	$25,049

GAAP gross profit	$101,736	$86,791	$268,273	$221,873
Adjusted to exclude the following:
Stock-based compensation	2,695	1,912	7,209	2,973
Amortization of acquired intangibles	137	—	410	—
Non-GAAP gross profit	$104,568	$88,703	$275,892	$224,846

GAAP gross margin	88.3%	88.7%	87.1%	88.8%
Non-GAAP gross margin	90.7%	90.6%	89.6%	90.0%

GAAP research and development expense	$20,519	$16,225	$58,645	$44,926
Adjusted to exclude the following:
Stock-based compensation	(4,002)	(2,035)	(9,416)	(4,864)
Non-GAAP research and development expense	$16,517	$14,190	$49,229	$40,062

GAAP sales and marketing expense	$33,220	$25,698	$90,375	$66,230
Adjusted to exclude the following:
Stock-based compensation	(4,856)	(2,681)	(11,912)	(5,575)
Amortization of acquired intangibles	(1,061)	(265)	(3,185)	(795)
Change in fair value of contingent earn-out consideration liability	(417)	—	(323)	—
Non-GAAP sales and marketing expense	$26,886	$22,752	$74,955	$59,860

GAAP general and administrative expense	$9,513	$9,079	$26,986	$25,102
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(30)	—
Stock-based compensation	(2,431)	(3,206)	(6,306)	(8,221)
Non-GAAP general and administrative expense	$7,082	$5,873	$20,650	$16,881

GAAP operating expense	$63,252	$51,002	$176,006	$136,258
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(30)	—
Stock-based compensation	(11,289)	(7,922)	(27,634)	(18,660)
Amortization of acquired intangibles	(1,061)	(265)	(3,185)	(795)
Change in fair value of contingent earn-out consideration liability	(417)	—	(323)	—
Non-GAAP operating expense	$50,485	$42,815	$144,834	$116,803

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$38,484	$35,789	$92,267	$85,615
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	30	—
Stock-based compensation	13,984	9,834	34,843	21,633
Amortization of acquired intangibles	1,198	265	3,595	795
Change in fair value of contingent earn-out consideration liability	417	—	323	—
Non-GAAP operating income	$54,083	$45,888	$131,058	$108,043

GAAP net income	$33,468	$55,647	$82,150	$118,057
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	30	—
Stock-based compensation	13,984	9,834	34,843	21,633
Amortization of acquired intangibles	1,198	265	3,595	795
Change in fair value of contingent earn-out consideration liability	417	—	323	—
Income tax effect of non-GAAP adjustments (1)	(3,276)	(2,121)	(8,146)	(4,710)
Non-GAAP net income	$45,791	$63,625	$112,795	$135,775
Non-GAAP net income margin	39.7%	65.0%	36.6%	54.3%

GAAP undistributed earnings attributable to participating securities	$—	$—	$—	$(21,866)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	—	—	(2,436)
Non-GAAP undistributed earnings attributable to participating securities	$—	$—	$—	$(24,302)

Non-GAAP net income	$45,791	$63,625	$112,795	$135,775
Non-GAAP undistributed earnings attributable to participating securities	—	—	—	(24,302)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$45,791	$63,625	$112,795	$111,473

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	192,805	188,372	192,963	154,289
Diluted	212,065	216,396	213,656	182,905

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.24	$0.34	$0.58	$0.72
Diluted	$0.22	$0.29	$0.53	$0.61
(1) For the three and nine months ended December 31, 2022 and 2021, management used an estimated annual effective non-GAAP tax rate of 21.0%.